ASA LIMITED                                                  36 WIERDA ROAD WEST
(INCORPORATED IN THE REPUBLIC OF SOUTH AFRICA)            WIERDA VALLEY, SANDTON
                                                                    SOUTH AFRICA

TO THE SHAREHOLDERS:

     At August 31, 2001 the Company's net assets were equivalent to $22.43 per share. This compares with $17.58 per share at November 30, 2000 the end of the Company's previous fiscal year. The most recent net asset value similarly calculated was $21.41 per share at September 20, 2001 at which date our shares sold at a market price of $18.44 per share, a discount of 13.9% to the net asset value.

     Net investment income for the nine months ended August 31, 2001 was equivalent to $.93 per share vs. $.45 for the same period last year. The Board of Directors declared a dividend of $.15 per share on July 26, 2001 payable August 24, 2001 to shareholders of record on August 17, 2001.

     Through August and up until the terrorist attack on the United States on September 11th, the gold price moved in a narrow range between $270 and $275 per ounce, close to its price at the start of 2001. The main influence upon the gold price seems to be fluctuations in the dollar. The dollar has remained strong versus other leading currencies in spite of deteriorating economic indicators and expectations that the Federal Reserve will continue to reduce interest rates.

     On September 12th, in the aftermath of the attack, 20 tonnes of gold were auctioned at a price of $280 per ounce by the Bank of England as part of its bi-monthly program. Later that same day the price fell back to close at $276 per ounce. By the end of the week the gold price had moved up to $286 per ounce. For the present, at least, the world wide concern over the disaster does not appear to have had a dramatic effect on the gold price.

     The World Gold Council announced in August that during the first half of 2001 world gold demand held up relatively well considering reduced world economic growth. Gold jewelry sales and personal investment for the first 6 months of 2001 amounted to 601 tonnes, 1% higher than the first half of last year. Most of this increase occurred during the first quarter with demand slowing in the second quarter.

     Over the last 3 months two announcements have highlighted the continued consolidation within the gold mining industry. Two of North America's largest gold producers are joining together. Barrick Gold of Canada plans to acquire Homestake Mining of the United States, creating the world's second largest gold producer after Anglogold. It is estimated that the combined company will produce
6.15 million ounces of gold in 2001 and they have stated that they will have the lowest cash costs of any major gold producer at $156 per ounce. Apart from its size, the merger is also notable for bringing together Barrick's heavily hedged position with Homestake's relatively non-hedged position. The company's cash will be approximately $900 million, about equal to its long term debt and will give it flexibility for acquisitions. Barrick has stated that the combined reserve base will be located 54% in North American and Australia, 33% in South America and 13% in Tanzania. The completion of the merger is scheduled during the final quarter of this year.

     On September 5th the world's largest gold producer, Anglogold, announced a bid for Normandy Mining, the largest Australian gold miner, offering 2.15 Anglogold shares per 100 Normandy Mining shares. This represents a premium of 29% for Normandy based on prices of the two stocks on September 4th.

     The completion of this merger will result in 9.1 million ounces of annual gold production for the combined company of which 50% will originate in South Africa, 27% will come from Australia, 8% from North America and 15% from the rest of the world. The new Anglogold will remain the world's largest gold producer and will be broadly international in scope.

     Franco Nevada owns 20% of Normandy, a stake they acquired only 3 months ago. They stand to make a profit of approximately US $97.5 million if the deal goes through as proposed.

     Our position in DeBeers was sold just prior to the company's acquisition by Anglo American PLC, Debswana and the Oppenheimer Family Interests in early June. ASA realized proceeds of $29.4 million from this sale. During the third quarter ended August 31st, approximately $14,164,000 was re-invested in stocks of gold mining companies. This re-investment includes a new commitment in Compania de Minas Buenaventura. This company currently has interests in mines in Peru producing gold, silver, zinc and lead. Its most important interest is its holding of 43.7% of Minera Yanacocha, Latin America's largest gold mine whose production in the year 2000 was 1.8 million ounces of gold. Yanacocha is a low cost producer. During the first 3 months of 2001 cash costs amounted to $109 per ounce with total costs of $160 per ounce. Newmont Mining holds a 51.35% interest in the mine and is the operator. Yanacocha expects to produce 2 million ounces in 2001 at a very low cash cost of $120 per ounce.

     We have also added to our holdings of Barrick Gold, Franco Nevada Mining and Placer Dome.

     At this time the longer term effect of the appalling terrorist attack is uncertain. It seems reasonable to assume that the United States will try to become more independent of oil imports and will stress more dependence on nuclear energy, gas and coal. The current decline in the U.S. economy may be accelerated as the consumer steps to the sidelines concerned over his job prospects and his investment portfolio.

     The Federal Reserve and the world's other central banks have been reacting by injecting liquidity into the banking system. This could raise expectations of inflation. Gold could in this uncertain environment become appealing to investors seeking a safe haven for their wealth.

     I would like to call to your attention the availability of the Dividend Reinvestment Plan. Any inquiries in regard to the plan should be directed to EquiServe-First Chicago Trust Division ("FCTD"), Dividend Reinvestment Plan, P.O. Box 2598, Jersey City, NJ, 07303-2598, U.S.A. Also FCTDis now able to communicate with shareholders through the Internet. The only requirement for shareholder participation is use of a personal computer and access to an electronic mail package. The FCTD address is "FCTC@EM.FCNBD.COM", and access is available 24-hours a day. In addition, FCTD has established a Response Center to respond to shareholders' questions in a timely manner. The telephone number is 201-324-0498. The Response Center is available Monday through Friday between 8:30 a.m. and 7 p.m. (Eastern Standard Time).



                                      Robert J.A. Irwin
September 24, 2001                  CHAIRMAN OF THE BOARD

SCHEDULE OF INVESTMENTS
(NOTE 1)

August 31, 2001
(Unaudited)

----------------------------------------------------------------------------------------------------------
                                                               Number of   United States     Percent of
   Name of Company                                      Shares/Principal         Dollars     Net Assets
----------------------------------------------------------------------------------------------------------
   ORDINARY SHARES OF GOLD MINING COMPANIES
   SOUTH AFRICAN GOLD MINES
   Anglogold Limited                                           1 194 947    $ 42 052 047          19.5%
   Gold Fields Limited                                        10 794 979      46 303 455          21.5
   Harmony Gold Mining Company Limited                             1 336           6 332            --
   Harmony Gold Mining Company Limited - ADRs                  2 166 400      10 182 080           4.7
----------------------------------------------------------------------------------------------------------
                                                                              98 543 914          45.7
----------------------------------------------------------------------------------------------------------
   CANADIAN GOLD MINES
   Barrick Gold Corporation                                      382 000       6 119 640           2.8
   Franco-Nevada Mining Corporation Limited                      608 460       7 914 865           3.7
   Placer Dome Incorporated                                      915 312      10 114 198           4.7
----------------------------------------------------------------------------------------------------------
                                                                              24 148 703          11.2
----------------------------------------------------------------------------------------------------------
   SOUTH AMERICAN GOLD MINES
   Compania de Minas Buenaventura - ADRs                         150 000       2 878 500           1.3
----------------------------------------------------------------------------------------------------------
                                                                             125 571 117          58.2
----------------------------------------------------------------------------------------------------------
   ORDINARY SHARES OF OTHER COMPANIES
   Anglo American Platinum Corporation Limited                   820 500      31 596 840          14.7
   Anglo American PLC                                          1 280 000      18 442 732           8.6
   Impala Platinum Holdings Limited                              262 700      11 392 600           5.3
----------------------------------------------------------------------------------------------------------
                                                                              61 432 172          28.6
----------------------------------------------------------------------------------------------------------
   FIXED INCOME INVESTMENTS
   Republic of South Africa S150 12% due 02/28/05             39 000 000(1)    4 868 386           2.3
----------------------------------------------------------------------------------------------------------
   Total Investments, at Market Value                                        191 871 675          89.1
   CASH AND OTHER ASSETS LESS PAYABLES                                        23 445 866          10.9
----------------------------------------------------------------------------------------------------------
   Total Net Assets                                                         $215 317 541         100.0%
----------------------------------------------------------------------------------------------------------

There is no assurance that the valuations at which the Company's investments are carried could be realized upon sale.

The notes to the financial statements form an integral part of these statements.

(1) South African Rand.

STATEMENTS OF ASSETS AND LIABILITIES

(Unaudited)
--------------------------------------------------------------------------------------------------------------
                                                           August 31, 2001                August 31, 2000
                                                             United States                  United States
     ASSETS                                                        Dollars                        Dollars
--------------------------------------------------------------------------------------------------------------
     Investments, at market value (Note 1)
       Gold mining companies--
         Cost $106 992 675 in 2001
              $ 93 257 075 in 2000                            $125 571 117                   $101 458 881
       Other companies--
         Cost $26 678 003 in 2001
              $33 982 019 in 2000                               61 432 172                     89 552 034
       Government Bonds--
         Cost $ 4 934 397 in 2001                                4 868 386                             --
--------------------------------------------------------------------------------------------------------------
                                                               191 871 675                    191 010 915
     Cash in banks                                              13 140 480                      6 663 363
     Bank time deposits                                         10 000 000                      1 750 000
     Dividends and interest receivable                           2 676 005                      1 709 021
     Other assets                                                   88 218                        101 251
--------------------------------------------------------------------------------------------------------------
     Total assets                                             $217 776 378                   $201 234 550
--------------------------------------------------------------------------------------------------------------

     LIABILITIES
--------------------------------------------------------------------------------------------------------------
     Accounts payable and accrued liabilities                   $  213 230                     $  131 212
     Payable for securities purchased                            2 245 607                      1 461 064
--------------------------------------------------------------------------------------------------------------
     Total liabilities                                         $ 2 458 837                    $ 1 592 276
--------------------------------------------------------------------------------------------------------------

     NET ASSETS (SHAREHOLDERS' INVESTMENT)
--------------------------------------------------------------------------------------------------------------
     Ordinary (common) shares R0.25 nominal (par) value
       Authorized: 24,000,000 shares
       Issued & Outstanding: 9,600,000 shares                  $ 3 360 000                    $ 3 360 000
     Share premium (capital surplus)                            27 489 156                     27 489 156
     Undistributed net investment income                        60 914 496                     56 223 304
     Undistributed net realized gain (loss) from
       foreign currency transactions                           (39 827 151)                   (28 955 522)
     Undistributed net realized gain on investments            110 174 594                     78 489 199
     Net unrealized appreciation
       on investments                                           53 266 531                     63 771 753
     Net unrealized appreciation (depreciation) on
       translation of assets and liabilities in
       foreign currency                                            (60 085)                      (735 616)
--------------------------------------------------------------------------------------------------------------
     Net assets                                               $215 317 541                   $199 642 274
--------------------------------------------------------------------------------------------------------------
     Net assets per share                                           $22.43                         $20.80
==============================================================================================================

     The notes to the financial statements form an integral part of these statements.

     The closing price of the Company's shares on the New York Stock Exchange was $17.60 on August 31, 2001 and $16.94 per share on August 31, 2000.

STATEMENTS OF OPERATIONS


(Unaudited)                                                                 Nine months ended
----------------------------------------------------------------------------------------------------------------

                                                                 August 31, 2001            August 31, 2000
                                                                   United States              United States
                                                                         Dollars                    Dollars
----------------------------------------------------------------------------------------------------------------
     Investment income
         Dividend income                                             $ 9 882 053               $  5 745 783
         Interest income                                                 814 887                    173 753
----------------------------------------------------------------------------------------------------------------
                                                                      10 696 940                  5 919 536
----------------------------------------------------------------------------------------------------------------
     Expenses
         Shareholders' report and proxy expenses                         199 493                    118 791
         Directors' fees and expenses                                    349 765                    370 092
         Salaries                                                        162 871                    172 527
         Other administrative expenses                                   252 241                    260 297
         Transfer agent, registrar and custodian                          98 644                     93 839
         Professional fees and expenses                                  343 314                    226 886
         Insurance                                                        61 352                     62 999
         Other                                                           293 738                    276 054
----------------------------------------------------------------------------------------------------------------
                                                                       1 761 418                  1 581 485
----------------------------------------------------------------------------------------------------------------
     Net investment income                                             8 935 522                  4 338 051
================================================================================================================
     Net realized and unrealized gain (loss) from
       investments and foreign currency transactions
     Net realized gain from investments
       Proceeds from sales                                            29 385 423                  7 283 982
       Cost of securities sold                                            60 724                     48 534
----------------------------------------------------------------------------------------------------------------
     Net realized gain from investments                               29 324 699                  7 235 448
----------------------------------------------------------------------------------------------------------------
     Net realized (loss) from foreign currency transactions
       Investments                                                      (602 612)                  (311 498)
       Foreign currency transactions                                  (1 158 825)                  (396 736)
----------------------------------------------------------------------------------------------------------------
     Net realized (loss) from foreign currency transactions           (1 761 437)                  (708 234)
----------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in unrealized appreciation
       on investments
       Balance, beginning of period                                   39 591 628                 86 494 686
       Balance, end of period                                         53 266 531                 63 771 753
----------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in unrealized appreciation               13 674 903                (22 722 933)
----------------------------------------------------------------------------------------------------------------
     Net unrealized appreciation (depreciation) on translation
       of assets and liabilities in foreign currency                     738 090                   (231 506)
----------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) from
       investments and foreign currency                               41 976 255                (16 427 225)
----------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from operations                                               $50 911 777               $(12 089 174)
================================================================================================================

     The notes to the financial statements form an integral part of these statements.

STATEMENTS OF SURPLUS AND STATEMENTS OF CHANGES IN NET ASSETS

(Unaudited)                                                                              Nine months ended
--------------------------------------------------------------------------------------------------------------------------------
                                                                         August 31, 2001                August 31, 2000
                                                                           United States                  United States
     STATEMENTS OF SURPLUS                                                      0Dollars                        Dollars
--------------------------------------------------------------------------------------------------------------------------------
     Share premium (capital surplus)
         Balance, beginning and end of period                               $ 27 489 156                   $ 27 489 156
================================================================================================================================
     Undistributed net investment income
         Balance, beginning of period                                       $ 56 298 974                   $ 56 205 253
         Net investment income for the period                                  8 935 522                      4 338 051
--------------------------------------------------------------------------------------------------------------------------------
                                                                              65 234 496                     60 543 304
         Dividends paid                                                       (4 320 000)                    (4 320 000)
--------------------------------------------------------------------------------------------------------------------------------
         Balance, end of period                                             $ 60 914 496                   $ 56 223 304
================================================================================================================================
     Undistributed net realized gain (loss) from
       foreign currency transactions
         Balance, beginning of period                                       $(38 065 714)                  $(28 247 288)
         Net realized (loss) for the period                                   (1 761 437)                      (708 234)
--------------------------------------------------------------------------------------------------------------------------------
         Balance, end of period                                             $(39 827 151)                  $(28 955 522)
================================================================================================================================
     Undistributed net realized gain on investments
         (Computed on identified cost basis)
         Balance, beginning of period                                       $ 80 849 895                   $ 71 253 751
         Net realized gain for the period                                     29 324 699                      7 235 448
--------------------------------------------------------------------------------------------------------------------------------
         Balance, end of period                                             $110 174 594                   $ 78 489 199
================================================================================================================================
     Net unrealized appreciation on investments
         Balance, beginning of period                                       $ 39 591 628                   $ 86 494 686
         Increase (Decrease) for the period                                   13 674 903                    (22 722 933)
--------------------------------------------------------------------------------------------------------------------------------
         Balance, end of period                                             $ 53 266 531                   $ 63 771 753
================================================================================================================================
     Net unrealized appreciation (depreciation) on
       translation of assets and liabilities in foreign currency
         Balance, beginning of period                                       $   (798 175)                  $   (504 110)
         Net unrealized appreciation (depreciation)
           for the period                                                        738 090                       (231 506)
--------------------------------------------------------------------------------------------------------------------------------
         Balance, end of period                                             $    (60 085)                  $   (735 616)
================================================================================================================================

                                                                                         Nine months ended
--------------------------------------------------------------------------------------------------------------------------------
                                                                         August 31, 2001                August 31, 2000
                                                                           United States                  United States
     STATEMENTS OF CHANGES IN NET ASSETS                                         Dollars                        Dollars
--------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                   $ 8 935 522                   $  4 338 051
     Net realized gain from investments                                       29 324 699                      7 235 448
     Net realized (loss) from foreign currency
       transactions                                                           (1 761 437)                      (708 234)
     Net increase (decrease) in unrealized appreciation on investments        13 674 903                    (22 722 933)
     Net unrealized appreciation (depreciation) on translation of assets
       and liabilities in foreign currency                                       738 090                       (231 506)
--------------------------------------------------------------------------------------------------------------------------------
                                                                              50 911 777                    (12 089 174)
     Dividends paid from net investment income                                (4 320 000)                    (4 320 000)
--------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease)                                                46 591 777                    (16 409 174)
     Net assets, beginning of period                                         168 725 764                    216 051 448
--------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period                                              $215 317 541                   $199 642 274
================================================================================================================================

     The notes to the financial statements form an integral part of these statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 2001
                                   (UNAUDITED)

     (1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--The following is a summary of the Company's significant accounting policies:


          A.   INVESTMENTS

     Security transactions are recorded on the respective trade dates. Securities owned are reflected in the accompanying financial statements at quoted market value. The difference between cost and current market value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the basis of the cost of specific certificates.

     Quoted market value of those shares traded represents the last recorded sales price on the financial statement date, or the mean between the closing bid and asked prices of those securities not traded on that date. In the event that a mean price cannot be computed due to the absence of either a bid or an asked price, then the bid price plus 1% or the ask price less 1%, as applicable, is used.

     There is no assurance that the valuation at which the Company's investments are carried could be realized upon sale.

          B.   EXCHANGE GAINS AND LOSSES

     The Company records exchange gains and losses in accordance with the provisions of the American Institute of Certified Public Accountants Statement of Position 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies ("SOP"). The SOP requires separate disclosure in the accompanying financial statements of net realized gain (loss) from foreign currency transactions, and inclusion of unrealized gain (loss) on the translation of currency as part of net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency.

          C.   SECURITY TRANSACTIONS AND INVESTMENT INCOME

     During the nine months ended August 31, 2001 sales of securities amounted to $29,385,423 and purchases of securities amounted to $14,163,734. During the nine months ended August 31, 2000 sales of securities amounted to $7,283,982 and purchases of securities amounted to $1,879,586. Dividend income is recorded on the ex-dividend date (the date on which the securities would be sold ex-dividend) net of withholding taxes, if any. Interest income is recognized on the accrual basis.

          D.   DISTRIBUTIONS TO SHAREHOLDERS

     Dividends to shareholders are recorded on the ex-dividend date.

          E.   USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

          F.   BASIS OF PRESENTATION

     Certain prior period amounts in the accompanying financial statements have been reclassified to conform with current period presentation.

     (2) TAX STATUS OF THE COMPANY--Pursuant to the South African Taxation Laws Amendment Act, the Company is subject to tax on foreign dividends received, effective February 23, 2000. Beginning with the fiscal year ending November 30, 2002, the Company will also be subject to tax on interest earned.

     The South African government has signed into law the Income Tax Act, effective October 1, 2001, which levies a tax on capital gains resulting from the disposal of capital assets from such date based on a valuation of the portfolio at October 1, 2001. Management intends to seek an exemption from the capital gains tax under the Income Tax Act. However, it is uncertain whether the Company will be granted such exemption.

     The reporting for financial statement purposes of distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. These differences primarily are caused by the separate line item reporting for financial statement purposes of foreign exchange gains or losses. See pages 10 and 11 for additional tax information for United States shareholders.

     (3) CURRENCY EXCHANGE--There are exchange control regulations restricting the transfer of funds from South Africa. In 1958 the South African Reserve Bank, in the exercise of its powers under such regulations, advised the Company that the exchange control authorities would permit the Company to transfer to the United States in dollars both the Company's capital and its gross income, whether received as dividends or as profits on the sale of investments, at the current official exchange rate prevailing from time to time. Future implementation of exchange control policies could be influenced by national monetary considerations that may prevail at any given time.

     (4) RETIREMENT PLAN--Effective April 1, 1989, the Company established a defined contribution plan (the "Plan") to replace its previous pension plan. The Plan covers all full-time employees. The Company will contribute 15% of each covered employee's salary to the Plan. The Plan provides for immediate vesting by the employee without regard to length of service. During the nine months ended August 31, 2001 and August 31, 2000, there was no retirement plan expense. In addition, the Company has recorded a liability of $77,500 as a retirement benefit for the Chairman.

     (5) COMMITMENTS--The Company's lease for office space in Johannesburg expired in February 2001. The Company has renewed the lease for a period of twelve months at an annual cost of $45,200.

FINANCIAL HIGHLIGHTS

                                                     Nine months ended                Year ended November 30
----------------------------------------------------------------------------------------------------------------------------------
                                                    August 31  August 31
                                                       2001       2000       2000       1999        1998         1997        1996
                                                          (Unaudited)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                United States Dollars
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $17.58     $22.51     $22.51     $ 19.01     $ 20.45     $ 35.09     $ 34.66
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                    .93        .45        .61         .58         .66         .97        1.10
Net realized gain from investments                      3.05        .75       1.00         .62         .32          --        0.39
Net realized (loss) from foreign
  currency transactions                                 (.18)      (.07)     (1.02)       (.95)       (.11)         --        (.71)
Net increase (decrease) in unrealized
  appreciation on investments                           1.42      (2.37)     (4.88)       3.84       (1.49)     (14.41)       1.05
Net unrealized appreciation (depreciation)
  on translation of assets and
  liabilities in foreign currency                        .08       (.02)      (.04)        .01        (.02)         --          --
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        5.30      (1.26)     (4.33)       4.10        (.64)     (13.44)       1.83
Less dividends and distributions                        (.45)      (.45)      (.60)       (.60)       (.80)      (1.20)      (1.40)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $22.43     $20.80     $17.58     $ 22.51     $ 19.01     $ 20.45     $ 35.09
==================================================================================================================================
Market value per share, end of period                 $17.60     $16.94     $14.56     $19.125     $19.125     $20.625     $37.625

TOTAL INVESTMENT RETURN
Based on market value per share                        23.70%     (9.04%)   (21.06%)      3.44%      (3.30%)    (42.86%)      (.28%)

RATIOS TO AVERAGE NET ASSETS
Expenses                                                 .85%       .81%      1.15%       1.13%       1.15%        .71%        .49%
Net investment income                                   4.30%      2.22%      3.06%       3.02%       3.34%       3.25%       2.72%

SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)             $215 318   $199 642   $168 726    $216 051    $182 530    $196 301    $336 882
Portfolio turnover rate                                 7.39%       .98%      7.43%       6.66%       1.06%         --        1.79%

Per share calculations are based on the 9,600,000 shares outstanding.

SUPPLEMENTARY INFORMATION
Nine months ended August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Certain fees incurred by the Company
        Directors' fees                                                $168 500
        Officers' salaries                                              148 078
        Arthur Andersen (Auditors)                                       57 777
        Ranquin Associates (South African Secretary)                     50 234

             CERTAIN TAX INFORMATION FOR UNITED STATES SHAREHOLDERS

     From December 1, 1963 through November 30, 1987, the Company was treated as a "foreign investment company" for United States federal income tax purposes pursuant to Section 1246 of the Internal Revenue Code (the "Code"). Under
Section 1246 of the Code, a United States shareholder who has held his shares of the Company for more than one year is subject to tax at ordinary income tax rates on his profit (if any) on a sale of his shares to the extent of his "ratable share" of the Company's earnings and profits accumulated for the period during which he held those shares between December 1, 1963 and November 30, 1987. If such shareholder's profit on the sale of his shares exceeds such ratable share and he held his shares for more than one year, then, subject to the discussion below regarding the United States federal income tax rules applicable to taxable years of the Company beginning after November 30, 1987, he is subject to tax at long term capital gain rates on the excess.

     The Company's per share earnings and profits accumulated (undistributed) in each of the taxable years from 1964 through 1987 is given below in United States currency. All the per share amounts give effect to the two-for-one stock splits that became effective on May 10, 1966, May 10, 1973 and May 9, 1975. All the per share amounts reflect distributions through November 30, 2000.

YEAR ENDED                               YEAR ENDED
NOVEMBER 30       PER YEAR     PER DAY   NOVEMBER 30      PER YEAR       PER DAY
-----------       --------     -------   -----------      --------       -------
 1964 ..........   $ .042     $.00012     1976 ..........    .370        .00101
 1965 ..........     .067      .00019     1977 ..........    .083        .00023
 1966 ..........     .105      .00029     1978 ..........    .357        .00098
 1967 ..........     .277      .00076     1979 ..........    .219        .00060
 1968 ..........     .241      .00066     1980 ..........   1.962        .00538
 1969 ..........     .461      .00126     1981 ..........    .954        .00261
 1970 ..........     .218      .00060     1982 ..........    .102        .00028
 1971 ..........     .203      .00056     1983 ..........     -0-          -0-
 1972 ..........     .445      .00122     1984 ..........     -0-          -0-
 1973 ..........     .497      .00136     1985 ..........   (.151)      (.00041)
 1974 ..........    1.151      .00316     1986 ..........     -0-          -0-
 1975 ..........     .851      .00233     1987 ..........     -0-          -0-

     Under rules enacted by the Tax Reform Act of 1986, the Company became a "passive foreign investment company" (a "PFIC") on December 1, 1987. The manner in which these rules apply depends on whether a United States shareholder(1) elects to treat the Company as a qualified electing fund ("QEF") with respect to his Company shares, or(2) for taxable years of such United States shareholder beginning after December 31, 1997, elects to "mark-to-market" his Company shares as of the close of each taxable year, or(3) makes neither of these elections.

     In general, if a United States shareholder of the Company does NOT make either such election, any gain realized on the direct or indirect disposition of Company shares by such shareholder will be treated as ordinary income. In addition, such shareholder will be subject to an "interest charge" on part of his tax liability with respect to such gain, as well as with respect to certain "excess distributions" made by the Company. Furthermore, shares held by such shareholder may be denied the benefit of any otherwise applicable increase in tax basis at death. Under proposed regulations, a "disposition" would include a U.S. taxpayer becoming a nonresident alien.

     As noted, the general tax consequences described in the preceding paragraph apply to an "excess distribution" on Company stock, which is defined as a distribution by the Company for a taxable year that is more than 125% of the average amount it distributed for the three preceding taxable years.* If the Company makes an excess distribution in a taxable year, a United States shareholder who has not made a QEF or mark-to-market election would be required to allocate the excess amount ratably over the ENTIRE holding period for his shares. That allocation would result in tax being payable at the highest applicable rate in the prior years to which the distribution


----------

* For example, the Company made annual distributions of $.60, $.60 and $.80 per share during the years ended November 30, 2000, 1999 and 1998, respectively, an average per year of $.667 per share. Accordingly, any distribution in excess of $.833 per share (125% of $.667) would be an excess distribution for the taxable year ending November 30, 2001.

is allocated and interest charges being imposed on the resulting "underpayment" of taxes made in those years. In contrast, a distribution that is not an excess distribution would be taxable to a United States shareholder (see above) as a normal dividend, with no interest charge.

     If a United States shareholder elects to treat the Company as a QEF with respect to his shares therein for the first year he holds his shares during which the Company is a PFIC (or who later makes the QEF election and also elects to treat his shares generally as if they were sold on the first day of the first taxable year of the Company for which the QEF election is effective), the rules described above generally will not apply. Instead, the electing United States shareholder will include annually in his gross income his pro rata share of the Company's ordinary earnings and net capital gain (his "QEF" inclusion) regardless of whether such income or gain was actually distributed (although the distribution thereof would not be taxed again). The distribution of less than all of the Company's net investment income and capital gains in any taxable year would result in a QEF-electing shareholder being subject to tax on an amount greater than he actually receives from the Company. A United States shareholder who makes a valid QEF election will recognize capital gain on any profit from the actual sale of his shares if those shares were held as capital assets, except to the extent of the shareholder's ratable share of the earnings and profits of the Company accumulated between December 1, 1963 and November 30, 1987, as described above.

     Alternatively, if a United States shareholder makes the mark-to-market election with respect to Company shares for taxable years beginning on or after January 1, 1998, such shareholder will be required annually to report any unrealized gain with respect to such shareholder's shares as ordinary income, and any unrealized loss would be permitted as an ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain subsequently realized by the electing United States shareholder on a sale or other disposition of his Company shares also would be treated as ordinary income, but such shareholder would not be subject to an interest charge on his resulting tax liability. Special rules would apply to a United States shareholder that held his PFIC stock prior to the first taxable year for which the mark-to-market election was effective.

     A more detailed discussion of the United States federal income tax rules applicable to PFICs, including information relating to the filing of QEF elections, may be found in the Company's 2000 Annual Report under the heading "Certain tax information for United States shareholders."

     DUE TO THE COMPLEXITY OF THE APPLICABLE TAX RULES, UNITED STATES SHAREHOLDERS OF THE COMPANY ARE STRONGLY URGED TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE IMPACT OF THESE RULES ON THEIR INVESTMENT IN THE COMPANY AND ON THEIR INDIVIDUAL SITUATIONS.

               ASA LIMITED

               Incorporated in the
               Republic of South Africa

               (Registration No. 58/01920/06)

DIRECTORS

HENRY R. BRECK                    ROBERT J.A. IRWIN
  (U.S.A.)                          (U.S.A.)

HARRY M. CONGER                   MALCOLM W. MACNAUGHT
  (U.S.A.)                          (U.S.A.)

CHESTER A. CROCKER                RONALD L. MCCARTHY
  (U.S.A.)                          (South Africa)

JOSEPH C. FARRELL                 ROBERT A. PILKINGTON
  (U.S.A.)                          (U.S.A.)

JAMES G. INGLIS                   A. MICHAEL ROSHOLT
  (South Africa)                    (South Africa)


OFFICERS

   ROBERT J.A. IRWIN, CHAIRMAN OF THE BOARD AND TREASURER

   RONALD L. MCCARTHY, MANAGING DIRECTOR

   CHESTER A. CROCKER, UNITED STATES SECRETARY


AUDITORS

   ARTHUR ANDERSEN LLP, NEW YORK, N.Y., U.S.A.


COUNSEL

   WERKSMANS, JOHANNESBURG, SOUTH AFRICA,
   KIRKPATRICK & LOCKHART LLP, NEW YORK, N.Y., U.S.A.


CUSTODIAN

   J.P. MORGAN CHASE, NEW YORK, N.Y., U.S.A.


SHAREHOLDER SERVICES

   LGN ASSOCIATES, P.O. BOX 269, FLORHAM PARK, NJ, USA
   (973) 377-3535
   WEBSITE--http://www.asaltd.com


TRANSFER AGENT

   EQUISERVE-FIRST CHICAGO TRUST DIVISION, JERSEY CITY, N.J.,
   U.S.A.


                                     ASA LIMITED





                                [GRAPHIC OMITTED]

                                         INTERIM
                                          REPORT




                                     FOR THE
                                   NINE MONTHS
                                      ENDED
                                 AUGUST 31, 2001